                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): 4-2-96

                           SOUTH VALLEY BANCORPORATION
             (exact name of registrant as specified in its charter)

   California                   2-78293-LA                       #94-2818095
(state or other              (Commission File)                  (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                     Number)

               500 Tennant Station, Morgan Hill, California 95037
              (address of principal executive office and zip code)

        Registrant's telephone number (including area code): 408-778-1510

                                      None
                         (former name or former address,
                          if changed since last report)

                                                                     Page 1 of 4
                                                         Exhibit Index at Page 3
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Item 5.           Other Events

                  South Valley Bancorporation announces termination of stock repurchase program effective April 2, 1996.

Item 7.           Financial Statements and Exhibits

                  (a)      None

                  (b)      None

                  (c) Exhibits. See Press Release attached as Exhibit 99.1 and made a part hereof.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         South Valley Bancorporation, Registrant

                         By: /s/ Richard L. Conniff
                             ------------------------------------
                                 Richard L. Conniff
                                 on behalf of Registrant and in the capacity of Chief Financial Officer
                                 (Principal Accounting and Financial Officer)

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                                  EXHIBIT INDEX

Exibit No.              Description                           Page No.
- ----------              -----------                           --------
   99.1         Press Release dated April 2, 1996                4

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